August 2022 / © 2022 Remitly Inc. 1 Investor Presentation Second Quarter 2022 Earnings August 3, 2022

August 2022 / © 2022 Remitly Inc. 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2022 financial outlook, including forecasted fiscal year 2022 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, without limitation, risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, the effects of the COVID-19 pandemic, the current inflationary environment, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, and our ability to stay in compliance with applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our quarterly report on Form 10-Q for the quarter ended June 30, 2022 to be filed with the SEC, and within our annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. In addition, the COVID-19 pandemic and the global economic climate may amplify many of the risks described above and in our filings. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense which are directly impacted by unpredictable fluctuations in the market price of our common stock.

August 2022 / © 2022 Remitly Inc. 2Q Strategic Overview 3 Matt Oppenheimer Co-Founder & CEO

August 2022 / © 2022 Remitly Inc. Vision To transform the lives of immigrants and their families by providing the most trusted financial services on the planet. 4

August 2022 / © 2022 Remitly Inc. Track record of strong results continued in 2Q 2022 SCALE $157m 42% YoY REVENUE 3.4m active customers 43% YoY 5

August 2022 / © 2022 Remitly Inc. 6 Convenient +3.9B bank accounts +705M mobile wallets +410k cash pickup Locations Home delivery Fast Majority of transactions disbursed in minutes1 Offer flexibility for customers who desire quick delivery of funds Friendly Intuitive sign on and KYC 3 taps to send a repeat transaction Customer support – human in 15 languages Fair Fair pricing delivers value to customers Upfront FX rate quotes Remitly is creating an enduring customer preference by providing trusted service 1 Represents Remitly internal disbursement data for 2Q 2022

August 2022 / © 2022 Remitly Inc. Our customers are resilient across volatile economic conditions Remittances are not discretionary—they are a priority for our customers Have not noticed changes in customer behavior as a result of inflation or recession fears Recent Remitly customer surveys indicate most senders expect to send the same amount or more in 2022 vs. 2021 Source: World Bank, May 2022 Remittance Flows to Low and Middle Income Countries ($ in billions) 7 Shift to digital remains a tailwind for Remitly regardless of macro conditions

August 2022 / © 2022 Remitly Inc. Portfolio of high ROI investments has driven strong long term growth Revenue ($ in millions) $627.5 $458.6 $257.0 $126.6 Note: 2022E revenue reflects midpoint of current 2022 outlook. 8 71% CAGR New customer acquisition Geographic expansion Remittance product enhancements Complementary new products

Marketing investments generate strong returns

[1] Return on marketing investment is the ratio of revenue, net of transaction expenses to "Customer Acquisition Cost" or "CAC." "CAC" refers to direct marketing expenses deployed to acquire new customers. Direct marketing expenses exclude experimental spend used to test new marketing channels, creative production expenses, endorser costs, customer research expenses, agency fees, personnel costs, or other fixed operating expenses that support the marketing team. The calculation of this metric may differ from other similarly titled metrics used by other companies, analysts, or investors.

[2] Year 0 represents the year of acquisition for each cohort shown. As new customers are acquired throughout Year 0, their average tenure exiting this period is typically less than six months (more customers are added in the back half of the year due to continued growth and seasonality). Years 1-5 represent the full annual period for each cohort. For example, Year 1 for the 2020 cohort includes all of 2021.



Cumulative Return on Initial Direct Marketing Investment by Cohort
Return on Direct Marketing Investment[1]
7x
6x
5x
4x
3x
2x
1x
Recent cohorts have improving returns
Year 0[2]
Year 1
Year 2
Year 3
Year 4
Year 5
Relative Cohort Year
2015
2016
2017
2018
2019
2020

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August 2022 / © 2022 Remitly Inc.

August 2022 / © 2022 Remitly Inc. ● Disciplined focus on payback ● Elasticity testing ● Improved brand awareness ● Improved referral experience Note: “Customer Acquisition Cost” or “CAC” refers to direct marketing expenses deployed to acquire new customers. Direct marketing expenses exclude experimental spend used to test new marketing channels, creative production expenses, endorser costs, customer research expenses, agency fees, personnel costs, or other fixed operating expenses that support the marketing team. The calculation of this metric may differ from other similarly titled metrics used by other companies, analysts, or investors. Customer Acquisition Cost (CAC) 10 Key Drivers Driving efficiencies in customer acquisition 1Q22 2Q22 11% 18% QoQ

August 2022 / © 2022 Remitly Inc. Geographic expansion is driving customer growth and loyalty 11 +3,200 corridors +3.9b bank accounts +410k cash pickup locations +705m mobile wallets +170 Countries & Territories https://mapchart.net/world.html 2Q22: {"groups":{"#6fa0af":{"label":"Send Countries = 17","paths":["Canada","United_States","Belgium","Sweden","Norway","F inland","United_Kingdom","Ireland","Spain","Netherlands","Germany","It aly","Australia","Singapore","Denmark","Greenland","Austria","French_ Guiana","Guadeloupe","Martinique","France"]},"#b3c066":{"label":"Recei ve Countries & Territories = +150","paths":["Mexico","Guatemala","Honduras","El_Salvador","Nicara gua","Costa_Rica",”Portugal”,”Cayman Islands”,”Gibraltar”,”Puerto Rico”,”Somalia”,”Vanuatu”,"Panama","Colombia","Ecuador","Peru","Boli via","Chile","Argentina","Paraguay","Uruguay","Brazil","Dominican_Rep ublic","Morocco","Ethiopia","Kenya","Rwanda","South_Africa","Poland"," Romania","Czechia","Hungary","Bulgaria","Croatia","India","Nepal","Tha iland","Indonesia","Malaysia","Philippines","Vietnam","Bangladesh","Nig eria","Tunisia","Pakistan","Senegal","Sri_Lanka","Haiti","Ghana","Turke y","Jamaica","South_Korea","Ukraine","Moldova","Egypt","Uganda","Chi na","Guyana","Suriname","Greece","North_Macedonia","Laos","Cambo dia","Cyprus","Cote_d_Ivoire","Tanzania","Cameroon","Israel","Albania" ,"Georgia","Armenia","Lithuania","Montenegro","Kosovo","Benin","Togo" ,"Gabon","Serbia","Uzbekistan","Kyrgyzstan","Gambia","Fiji","Guinea"," Comoros","Madagascar","Malawi","Sierra_Leone","Bahamas","Burundi" ,"Jordan","Zambia","Japan","Estonia","Slovenia","Bhutan","Kazakhstan" ,"Slovakia","Latvia","Malta","Equatorial_Guinea","Iceland","Guinea_Biss au","Andorra","Monaco","Zimbabwe","Congo","Mongolia","Samoa","Djib outi","Botswana","Mauritius","Mozambique","Azerbaijan","Barbados","B osnia_and_Herzegovina","Namibia","Turkmenistan","Liberia","DR_Con go","Eritrea","Mauritania","Tajikistan","Lebanon","Myanmar","Dominica", "Saint_Lucia","Antigua_and_Barbuda","Trinidad_and_Tobago","Timor_ Leste","Luxembourg","Hong_Kong","Lesotho","Liechtenstein","Switzerla nd","Qatar","Oman","Bahrain","Saudi_Arabia","Solomon_Islands","Papu a_New_Guinea","Algeria","Kuwait","Belize"]}},"title":"","hidden":["USA_ Wisconsin","USA_Montana","USA_Minnesota","USA_Washington","US A_Idaho","USA_North_Dakota","USA_Michigan","USA_Maine","USA_O hio","USA_New_Hampshire","USA_New_York","USA_Vermont","USA_ Pennsylvania","USA_Arizona","USA_California","USA_New_Mexico","U SA_Texas","USA_Alaska","USA_Louisiana","USA_Mississippi","USA_A labama","USA_Florida","USA_Georgia","USA_South_Carolina","USA_ North_Carolina","USA_Virginia","USA_Washington_DC","USA_Marylan d","USA_Delaware","USA_New_Jersey","USA_Connecticut","USA_Rho de_Island","USA_Massachusetts","USA_Oregon","USA_Hawaii","USA_ Utah","USA_Wyoming","USA_Nevada","USA_Colorado","USA_South_ Dakota","USA_Nebraska","USA_Kansas","USA_Oklahoma","USA_Iow a","USA_Missouri","USA_Illinois","USA_Kentucky","USA_Arkansas","U SA_Tennessee","USA_West_Virginia","USA_Indiana","Prince_Edward_ Island_CA","New_Brunswick_CA","Ontario_CA","British_Columbia_CA" ,"Alberta_CA","Saskatchewan_CA","Manitoba_CA","Quebec_CA","Yuk on_CA","Nunavut_CA","Newfoundland_and_Labrador_CA","Northwest _Territories_CA","Nova_Scotia_CA","Scotland","Wales","England","Nort hern_Ireland"],"background":"#fbf8f2","borders":"#000000","legendFont" :"Century Gothic","legendFontColor":"#000000","legendBgColor":"#00000000","ar eBordersShown":false,"defaultColor":"#d1dbdd","labelsColor":"#6a0707 ","strokeWidth":"medium","areLabelsShown":false,"usaStatesShown":fal se,"canadaStatesShown":false,"splitUK":false,"legendPosition":"bottom _left","legendSize":"medium","legendStatus":"show","scalingPatterns":tr ue,"legendRowsSameColor":true} 900 from 1Q➜ 200m from 1Q➜ 15k from 1Q➜ 15m from 1Q➜ Data as of 2Q 2022

Remittance investments drive customer growth and loyalty

App UX

- App offered in 15 languages and adding more
- 3 taps to send for repeat customers
- Easy in-app access to help center

Risk & Fraud Management

- Differentiated customer experience
- Improved fraud loss rates
- Machine learning algorithm

Infrastructure & Security

- High 24/7/365 platform availability
- Lower security threats
- Plug-n-play corridor launches

Customer Support

- Lower KYC time and touches per review
- High repeat transaction post review
- Lower cancellation rates

+90%
of customers engage with Remitly on their phones

4.9 ★
iOS App Store rating[1]
(+780k reviewers)

4.8 ★
Android Google Play rating[2]
(+420k reviewers)

+99.94%
Platform availability[3]

15
languages customers can access for live support 24/7/365

[1,2] App Store and Google Play rating as of June 2022
[3] Remitly internal data for 2Q 2022

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August 2022 / © 2022 Remitly Inc.

August 2022 / © 2022 Remitly Inc. Long-term vision of complementary new products 13 Complementary new products will… … drive value for remittance customers and grow our remittance platform … deepen relationships with our customers … enhance value of the Remitly ecosystem … drive more efficient customer acquisition … become a platform for offering additional products Why We Win 1. Trusted brand focused on immigrants and their families 2. Highly targeted and effective marketing approaches 3. More than 3.4M active customers 4. Mobile centric platform 5. High quality global network 6. Deep customer insights 7. Strong compliance/fraud infrastructure

August 2022 / © 2022 Remitly Inc. New customer acquisition Geographic expansion Remittance product enhancements Complementary new products Portfolio of high ROI investments provides multiple opportunities to drive double digit growth well into the future 2022 & beyond 2023 & beyond 2023 & beyond 2024 & beyond 14

August 2022 / © 2022 Remitly Inc. 15 2Q Financial Results Hemanth Munipalli CFO

August 2022 / © 2022 Remitly Inc. Track record of strong growth continued in 2Q 2022 SCALE 3.4m 43% growth in active customers over 2Q 2021 $7.0b 40% growth in send volume over 2Q 2021 REVENUE $157m 42% growth in revenue over 2Q 2021 90%+ Revenue retention across all cohorts since 2015 16

August 2022 / © 2022 Remitly Inc. Strong continued growth in active customers 1,525 1,692 1,891 2,136 Primarily driven by 2,397 2,561 2,836 3,042 ● Strong new customer acquisition at compelling unit economics ● High retention and customer loyalty ● Convenient, fast, friendly and fair customer experience ● Expansion of our global disbursement network 3,419 17 +43% YoY Active Customers (thousands)

August 2022 / © 2022 Remitly Inc. High double digit revenue growth at scale Revenue ($ in millions) $59.4 $71.8 $80.0 $111.1 $121.2 $135.3 $157.3 $91.1 $136.0 18 +42% YoY

August 2022 / © 2022 Remitly Inc. Delivering leverage on unit costs Direct integrations reduce transaction errors and lower processing costs Advanced risk and fraud management systems drive down transaction loss rates and improve the customer experience Scale drives better terms with payment processing and disbursement partners 2Q21 2Q22 Transaction expenses as percentage of revenue 41.9% 38.7% 320 bps 19

August 2022 / © 2022 Remitly Inc. Disciplined investments will drive long-term growth New customer acquisition marketing Geographic expansion Remittance product enhancements Complementary new products Marketing 2Q 2022 Operating Expense Mix (Non-GAAP) KEY INVESTMENTS $41.1m 40% Technology & Development $22.4m / 22% Customer Support & Operations $16.6m / 16% G&A $21.7m / 22% 20 Excludes stock-based compensation expense. Please see reconciliation of Non-GAAP measures in the appendix

August 2022 / © 2022 Remitly Inc. Strong balance sheet to execute on growth priorities $452m Working Capital as of 6/30/22 ($38.2)m 2Q22 GAAP Net Loss ($5.3)m 2Q22 Adjusted EBITDA 21 Please see reconciliation of Non-GAAP measures in the appendix (2.9)% 2Q22 Adjusted EBITDA Margin

August 2022 / © 2022 Remitly Inc. Raising 2022 Outlook Reflects strong growth and key investments to unlock our vision ● Raising 2022 revenue outlook by $12.5M at the midpoint (1) ● Raising 2022 Adjusted EBITDA outlook by $2.5M at the midpoint (1) ● High growth at scale ● Upfront investments drive future growth and high customer lifetime value ● Investing efficiently to deliver long-term shareholder value $625m-$630m 2022E Revenue 36% to 37% growth — ($35)m-($30)m 2022E Adjusted EBITDA 22 1 Compared with 2022 outlook provided on May 5, 2022

August 2022 / © 2022 Remitly Inc. Q & A 23

August 2022 / © 2022 Remitly Inc. “ Bibi Remitly user since 2022 Sends money from UK to Pakistan 24 A family member recommended Remitly to me. They shared that it was a reliable way to send money back home from the comfort of your home. I liked many things about my experience using Remitly. The charges were clear to understand, I received updates every step of the way, and I really appreciated the message directly to me when the money was collected by the recipients. I recommend Remitly to all of my friends and family.

August 2022 / © 2022 Remitly Inc. Appendix 25

August 2022 / © 2022 Remitly Inc. Non-GAAP Measures Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provide additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted by (i) interest expense, net; (ii) provision for income taxes; (iii) noncash charge of depreciation and amortization; (iv) other expense (income), net, including gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency, and (v) non-cash stock-based compensation expense, net, as well as non-cash charges associated with our donation of common stock in connection with our Pledge 1% commitment. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) non-cash stock-based compensation expense, as well as (ii) non-cash charges associated with our donation of common stock in connection with our Pledge 1% commitment. 26

August 2022 / © 2022 Remitly Inc. Non-GAAP Reconciliation Reconciliation of operating expenses to non-GAAP operating expenses (in thousands) 2Q 2022 Customer support and operations $16,855 Excluding: Stock-based compensation expense, net 277 Non-GAAP customer support and operations $16,578 Marketing $43,849 Excluding: Stock-based compensation expense, net 2,765 Non-GAAP marketing $41,084 Technology & development $36,083 Excluding: Stock-based compensation expense, net 13,649 Non-GAAP technology and development $22,434 General and administrative $37,509 Excluding: Stock-based compensation expense, net 15,850 Non-GAAP General and administrative $21,659 27

August 2022 / © 2022 Remitly Inc. Non-GAAP Reconciliation Reconciliation of net loss to Adjusted EBITDA (in thousands) 2Q 2022 Net loss ($38,245) Add: Interest expense, net (107) Provision for income taxes 662 Depreciation and amortization 1,510 Foreign exchange (gain) loss (1,687) Stock-based compensation expense, net 32,541 Adjusted EBITDA ($5,326) Revenue $157,255 Adjusted EBITDA margin (3.4%) 28

August 2022 / © 2022 Remitly Inc. Thank you.